UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2024

Southport Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41150	86-3483780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Bolling Place Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

(917) 503-9722

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934: None.

Securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	PORTU	None(1)
Class A common stock, $0.0001 par value per share	PORT	None(1)
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50, subject to adjustment	PORTW	None(1)

(1) On April 8, 2024, the New York Stock Exchange (the “NYSE”) filed a Form 25 to delist the Company’s Class A common stock, $0.0001 par value per share (“Class A Common Stock”), warrants, with each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50, subject to adjustment (“Warrants”) and units, each consisting of one share of Class A Common Stock and one-half of one Warrant (“Units”) and remove such securities from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting became effective 10 days after the filing of the Form 25. The deregistration of the Company’s Class A Common Stock, Warrants and Units under Section 12(b) of the Exchange Act became effective 90 days after the Form 25 filing. The Company’s securities remain registered under Section 12(g) of the Exchange Act. The Company’s Class A Common Stock, Warrants and Units began trading on the OTC Pink Marketplace on or about March 22, 2024 under the symbols “PORT”, “PORTW” and “PORTU”, respectively.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 to this Current Report on Form 8-K is hereby incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 3, 2024, Southport Acquisition Corporation (the “Company”) issued a non-convertible unsecured promissory note (the “Promissory Note”) in the principal amount of up to $1,000,000 to Southport Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”). The Promissory Note bears no interest and is repayable in full upon the earlier of December 14, 2024 (which date shall be extended automatically to September 30, 2025 if the Company’s stockholders approve a proposal to extend its deadline to consummate a business combination to such date) or the date on which the Company consummates a business combination. If the Company does not consummate a business combination, the Promissory Note will not be repaid and all amounts owed under the Promissory Note will be forgiven except to the extent that the Company has funds available to it outside of its trust account, as set forth in the Promissory Note.

A copy of the Promissory Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The disclosure as set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirely by reference to the full text of the Promissory Note.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Promissory Note, dated October 3, 2024, issued to Southport Acquisition Sponsor LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southport Acquisition Corporation

Date: October 3, 2024	By:	/s/ Jeb Spencer
		Name:	Jeb Spencer
		Title:	Chief Executive Officer